UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-23920

Jackson Real Assets Fund

(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices) (Zip code)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Andrew Tedeschi

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant's telephone number, including area code: (517) 381-5500

Date of fiscal year end: March 31

Date of reporting period: April 29, 2024 – March 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

JACKSON®

Annual Report

MARCH 31, 2025

Jackson Real Assets Fund

Jackson® is the marketing name for Jackson Financial Inc., Jackson National Life Insurance Company®
(Home Office: Lansing, Michigan), and Jackson National Life Insurance Company of New York®
(Home Office: Purchase, New York). Jackson National Life Distributors LLC.

Jackson Real Assets Fund (Unaudited) Cohen & Steers Capital Management, Inc. First Sentier Investors (Australia) IM Ltd.

Jackson Real Assets Fund

Total Return
Class I†
Since Inception	7.42%
†Inception date April 29, 2024

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class I shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of March 31, 2025:
Private Investment Funds	52.1%
Real Estate	18.5
Utilities	8.2
Industrials	6.8
Energy	1.8
Communication Services	0.4
Consumer Discretionary	0.3
Health Care	-
Other Short Term Investments	11.9
Total Investments	100.0%

For the period April 29, 2024 through March 31, 2025, Jackson Real Assets Fund underperformed its primary benchmark by posting a return of 7.42% for Class I shares compared to 10.48% for the S&P Real Assets Index.

Jackson National Asset Management, LLC

The private fund investment strategy within the Fund performed favorably on an absolute basis. Given the choppiness of interest rates and slow-paced transaction market, much of the investment gain over the period was driven by income with growth appreciation generally muted.

The Fund saw positive contributions from each of the private real asset categories during the period. In real estate, positive contributors to absolute return included overweight allocations to logistics and an underweight to commercial office. In infrastructure, appreciation growth was more a positive factor alongside robust and differentiated income. Finally, while a small percentage of total assets, exposure to timberland assets and private real estate debt were further additive to absolute return. There were no material detractors from absolute performance across private exposures.

During the period we committed capital to several evergreen, open-end private real asset fund vehicles to gain private exposure in the Fund. We targeted investment in private real estate equity, private infrastructure equity, private agriculture, and private real estate debt. The Fund was not fully invested on the private side at inception and it took a few months to ramp closer to a strategic target allocation. On average during the period the Fund had approximately 30% exposure to private assets.

The U.S. economy has proven resilient over the last 12 months alongside modest growth and falling inflation, allowing the Federal Reserve to cut interest rates several times. While interest rates are now less restrictive than they have been over the last couple of years, a significant level of uncertainty remains around the rate trajectory on the heels of the new U.S. administration’s policies in areas like trade and immigration. In all, the private strategy’s diversified approach - by general partner, sector, asset class, and growth profile - seeks to provide a smoother approach to generating attractive returns through the combination of assets that have a range of sensitivities to the economic cycle.

Cohen & Steers Capital Management, Inc.

Stock selection and an overweight in the health care sector aided relative performance, led by an overweight in Welltower. The stock had a large gain amid high and rising occupancies in the company’s senior living properties. An overweight and stock selection in telecommunications also helped performance; tower shares benefited from declining interest rates and an improved leasing activity. Stock selection among specialty REITs further contributed, due to an overweight in Iron Mountain, which continued to benefit from its expansion into data center operations.

Factors that detracted from performance in the period included an overweight in single-family homes for rent, which had a relatively modest gain. Stock selection in data centers hindered performance as well, as we were overweight Digital Realty Trust, Inc. which significantly underperformed broad REITs.

U.S. real estate securities rose in 2024, backed by generally healthy real estate fundamentals. Interest rates influenced share prices, with the market focused on the prospect of a monetary policy pivot from the U.S. Federal Reserve—this arrived with a 50 basis point (bp) rate cut in September. The 10-year U.S. Treasury yield was volatile but ended the year higher, climbing in the fourth quarter. Though the Fed cut its benchmark rate by 25 bp twice in the fourth quarter, it projected more modest rate cuts in 2025 amid stubborn inflation and a resilient economy. This had a notable upward effect on real (inflation-adjusted) rates, to which REIT share prices have been especially sensitive of late.

Jackson Real Assets Fund (Unaudited) Cohen & Steers Capital Management, Inc. First Sentier Investors (Australia) IM Ltd.

First Sentier Investors (Australia) IM Ltd.

The Sub-Adviser uses a disciplined, bottom-up investment process with an equal emphasis on quality and valuation which aims to identify mispricing. As a result, the Fund’s relative performance tends to be driven primarily by stock selection. The Fund invests in the shares of companies that own or operate infrastructure assets. The investment objective of the Fund is to seek capital appreciation, with a secondary objective of enhancing income.

Holdings in energy midstream stocks DT Midstream, Inc. (+60.82%) and Cheniere Energy, Inc. (+48.07%) performed well during the period. Both stocks were supported by robust earnings, a healthy demand outlook and hopes that a Trump administration may ease energy industry regulatory restrictions. North American waste management company GFL Environmental, Inc. (+51.60%) also gained as investors welcomed the sale of its liquid waste-focused Environmental Services business segment.

However, a holding in Brazil’s largest toll road operator CCR S.A. (-13.44%) declined on concerns for Brazil’s macroeconomic outlook. US-listed utility The AES Corporation (-27.99%) lagged on the view that policy support for renewables in the US may weaken under the Trump administration. Freight railroad operator CSX Corporation (-10.13%) fell on concerns that US freight haulage volumes could be negatively affected by the introduction of US tariffs.

Equity markets dipped in the second half of the first quarter, owing in part to concerns that the introduction of US tariffs may lead to slower economic growth and higher inflation.

Typically, these conditions favor the global listed infrastructure asset class, at least in relative terms. Infrastructure growth is less dependent on the economic cycle and many infrastructure assets have a proven ability to recover from inflation. Recent falls in bond yields are also likely to prove supportive of infrastructure valuations. Overall, we believe that the asset class remains well-positioned to perform defensively through periods of market disruption.

Jackson Real Assets Fund

Schedule of Investments (in thousands)

March 31, 2025

	Shares/Par[1]	Value ($)
Jackson Real Assets Fund
PRIVATE INVESTMENT FUNDS 51.9%
CBRE U.S. Core Partners, L.P. (a) (b)	4,540	7,184
CBRE U.S. Logistics Partners, L.P. (a) (b)	13,927	18,851
CrossHarbor Strategic Debt Fund, LP (a) (b)	7,601	7,538
GDIF US Hedged Feeder Fund LP (a) (b)	13,596	15,332
Harrison Street Core Property Fund, L.P. (a) (b)	12	17,724
Harrison Street Infrastructure Fund A, L.P. (a) (b)	15	20,515
Kayne Anderson Core Intermediate Fund, L.P. (a) (b)	18,500	18,586
Kayne Commercial Real Estate Debt, L.P. (a) (b)	10,250	10,224
Nuveen Global Timberland Fund, L.P. (a) (b)	5	4,986
PGIM Real Estate U.S. Debt Fund, L.P. (a) (b)	4	6,750
PRISA III Fund LP (a) (b)	6	17,670
Virtus Real Estate Enhanced Core, LP (a) (b)	8	10,161
Total Private Investment Funds (cost $154,155)		155,521
COMMON STOCKS 35.8%
Real Estate 18.4%
Agree Realty Corporation	7	520
American Homes 4 Rent - Class A	21	792
American Tower Corporation	32	7,048
Americold Realty Trust, Inc.	26	548
AvalonBay Communities, Inc.	3	539
Crown Castle Inc.	44	4,589
Digital Realty Trust, Inc.	23	3,356
Equinix, Inc.	3	2,148
Essex Property Trust, Inc.	5	1,653
Extra Space Storage Inc.	15	2,299
Healthcare Realty Trust Incorporated - Class A	51	862
Highwoods Properties, Inc.	27	799
Host Hotels & Resorts, Inc.	55	783
Invitation Homes Inc.	64	2,227
Iron Mountain Incorporated	14	1,180
Kilroy Realty Corporation	8	256
Kimco Realty OP, LLC	39	835
Lamar Advertising Company - Class A	6	627
Lineage, Inc.	3	202
Omega Healthcare Investors, Inc.	36	1,376
ProLogis Inc.	30	3,385
Public Storage Operating Company	6	1,727
Realty Income Corporation	14	789
SBA Communications Corporation - Class A	7	1,641
Simon Property Group, Inc.	14	2,246
Sun Communities, Inc.	18	2,333
UDR, Inc.	29	1,330
VICI Properties Inc.	37	1,204
Welltower Inc.	38	5,797
Weyerhaeuser Company	69	2,027
		55,118
Utilities 8.1%
AltaGas Ltd.	22	614
American Electric Power Company, Inc.	25	2,740
Dominion Energy, Inc.	29	1,602
Duke Energy Corporation	18	2,229
ENN Energy Holdings Limited	127	1,048
Evergy, Inc.	18	1,266
Eversource Energy	23	1,419
Exelon Corporation	25	1,148
Hera S.p.A.	162	704
National Grid PLC	178	2,324
NextEra Energy, Inc.	23	1,618
PG&E Corporation	68	1,171
Public Service Enterprise Group Incorporated	17	1,421
RWE Aktiengesellschaft	25	907
Severn Trent PLC	28	910
The AES Corporation	21	264
UGI Corporation	26	856
XCEL Energy Inc.	30	2,152
		24,393
Industrials 6.8%
Aeroports de Paris	2	162
Atlas Arteria Limited	356	1,085
Beijing Capital International Airport Co., Ltd. - Class H (c)	1,402	507
Canadian Pacific Kansas City Limited	19	1,347
CCR S.A.	602	1,231
CSX Corporation	62	1,825
Flughafen Zurich AG - Class N	6	1,443
Getlink S.E.	106	1,828
GFL Environmental Inc.	12	559
Grupo Aeroportuario Del Pacifico, S.A.B. de C.V.	74	1,376
Japan Airport Terminal Co., Ltd.	21	579
Norfolk Southern Corporation	8	1,933
Promotora y Operadora de Infraestructura, S.A.B. de C.V.	90	904
Transurban Holdings Limited	297	2,499
Union Pacific Corporation	3	762
VINCI	9	1,074
West Japan Railway Company	60	1,167
		20,281
Energy 1.8%
Cheniere Energy, Inc.	8	1,828
DT Midstream, Inc.	5	462
ONEOK, Inc.	19	1,867
Targa Resources Corp.	5	1,101
		5,258
Communication Services 0.4%
China Tower Corporation Limited - Class H	463	625
INWIT S.p.A. (b)	53	556
		1,181
Consumer Discretionary 0.3%
Boyd Gaming Corporation	8	520
Caesars Entertainment, Inc. (c)	20	508
		1,028
Health Care 0.0%
PACS Group, Inc. (c)	8	87
Total Common Stocks (cost $103,184)		107,346
SHORT TERM INVESTMENTS 11.9%
Investment Companies 11.9%
JNL Government Money Market Fund - Class I, 4.20% (d) (e)	35,638	35,638
Total Short Term Investments (cost $35,638)		35,638
Total Investments 99.6% (cost $292,977)		298,505
Other Assets and Liabilities, Net 0.4%		1,231
Total Net Assets 100.0%		299,736

(a) Security fair valued using the NAV per share practical expedient in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(b) Security is restricted to resale. See Restricted Securities table following the Schedule of Investments.

(c) Non-income producing security.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2025.

Jackson Real Assets Fund — Unfunded Commitments
	Unfunded Commitment ($)	Unrealized Appreciation / (Depreciation)($)
CrossHarbor Strategic Debt Fund, LP	6,399	—
Nuveen Global Farmland Fund Lux SCSp	16,750	—
PGIM Real Estate U.S. Debt Fund, L.P.	7,000	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 6.

Jackson Real Assets Fund

Schedule of Investments (in thousands)

March 31, 2025

Jackson Real Assets Fund — Unfunded Commitments (continued)
	Unfunded Commitment ($)	Unrealized Appreciation / (Depreciation)($)
PRISA III Fund LP	12,356	—
	42,505	—

Jackson Real Assets Fund — Private Fund Investments

		Lockup Period	Redemption Notice
CBRE U.S. Core Partners, L.P.

An open-end fund investing in traditional commercial real estate sectors of logistics, residential, retail, self-storage, healthcare, and office assets. The fund predominantly targets core real estate growth opportunities but will selectively pursue non-core investments in certain segments over time.

		N/A	60 Days
CBRE U.S. Logistics Partners, L.P.	An open-end fund investing solely in modern logistics assets and is designed to deliver outperformance through development returns and income yield from stabilized assets.	N/A	90 Days
CrossHarbor Strategic Debt Fund, LP

An open-end fund targeting a diversified portfolio of short-duration, first mortgage loans secured by core, core-plus, and value-add U.S. commercial real estate assets. Sectors of focus include multifamily, industrial, office, retail, and life sciences.

		2 Years	90 Days
GDIF US Hedged Feeder Fund LP	An open-end fund targeting a global portfolio of middle-market infrastructure assets across the transportation, traditional utilities, power and renewables, and digital sectors.	1 Year	90 Days
Harrison Street Core Property Fund, L.P.

An open-end real estate fund that invests primarily in stabilized, income-producing properties within alternative sectors driven by demographic trends. These typically include student housing, senior housing, medical office buildings, life sciences, data center, and storage facilities.

		N/A	45 Days
Harrison Street Infrastructure Fund A, L.P.

An open-end fund investing in lower to middle-market infrastructure assets serving essential users like municipalities, universities, schools, and hospitals. The four primarily sectors are Social, Utilities, Power & Renewables, and Digital.

		N/A	90 Days
Kayne Anderson Core Intermediate Fund, L.P.	An open-end real estate fund focusing on alternative sectors including medical office, senior housing, student housing and self-storage properties.	2 Years	45 Days
Kayne Commercial Real Estate Debt, L.P.

An open-end real estate debt fund seeking high current income by focusing on selective areas of commercial real estate debt. The fund invests primarily in Freddie Mac structured products and direct loan originations secured by assets in the multifamily, student housing, senior housing, and self storage sectors.

		1 Year	45 Days
Nuveen Gobal Farmland Fund Lux SCSp

An open-end fund targeting consistent, long-term risk-adjusted returns and regular income yields through a portfolio of high-quality agricultural assets, selected with a focus on diversification by geography and crop type through local access.

		3 Years	December 31 of prior year
Nuveen Global Timberland Fund, L.P.

An open-end fund targeting consistent, long-term risk-adjusted returns and steady income yields through a portfolio of high-quality timberland assets, selected with a focus on diversification by geography.

		3 Years	December 31 of prior year
PGIM Real Estate U.S. Debt Fund, L.P.	An open-end real estate debt fund focused on income return generated through stable cash flows from loans across the multifamily, industrial, office, and retail sectors.	N/A	90 Days
PRISA III Fund LP	An open-end value-add oriented real estate fund targeting equity and debt investments across primarily residential, industrial and office assets.	N/A	90 Days
Virtus Real Estate Enhanced Core, LP

An open-end real estate fund that invests primarily in property sectors driven by major demographic trends and inuring societal needs. The four primarily sectors of focus include healthcare, education, storage, and middle-income housing.

		1 Year	90 Days

Jackson Real Assets Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
CBRE U.S. Core Partners, L.P.	06/26/24	7,101	7,184	2.4
CBRE U.S. Logistics Partners, L.P.	06/26/24	18,500	18,851	6.3
CrossHarbor Strategic Debt Fund, LP	06/28/24	7,601	7,538	2.5
GDIF US Hedged Feeder Fund LP	10/15/24	15,060	15,332	5.1
Harrison Street Core Property Fund, L.P.	10/01/24	17,750	17,724	5.9
Harrison Street Infrastructure Fund A, L.P.	07/17/24	20,002	20,515	6.8
INWIT S.p.A.	05/02/24	572	556	0.2
Kayne Anderson Core Intermediate Fund, L.P.	07/02/24	18,500	18,586	6.2
Kayne Commercial Real Estate Debt, L.P.	01/02/25	10,250	10,224	3.4
Nuveen Global Timberland Fund, L.P.	08/08/24	4,996	4,986	1.7
PGIM Real Estate U.S. Debt Fund, L.P.	03/28/25	6,750	6,750	2.3
PRISA III Fund LP	06/27/24	17,645	17,670	5.9
Virtus Real Estate Enhanced Core, LP	06/28/24	10,000	10,161	3.4
		154,727	156,077	52.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 6.

Jackson Real Assets Fund

Schedule of Investments (in thousands)

March 31, 2025

Jackson Real Assets Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 4.20% - Class I	—	288,346	252,708	2,328	—	—	35,638	11.9

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 6.

Jackson Real Assets Fund

Schedule of Investments (in thousands)

March 31, 2025

1 Rounded par and notional amounts are listed in USD unless otherwise noted. Private Funds can represent number of shares issued or contributed capital to date.

Abbreviations:

"-" Amount rounds to less than one thousand or 0.05%

LLC/L.L.C - Limited Liability Company

LP/L.P. – Limited Partnership Company

PLC/P.L.C. - Public Limited Company

S.p.A - Società Per Azioni

US/U.S. - United States

See accompanying Notes to Financial Statements.

Jackson Real Assets Fund

Statement of Assets and Liabilities (in thousands, except net asset value per share)

March 31, 2025

Jackson Real Assets Fund
Assets
Investments - unaffiliated, at value	$262,867
Investments - affiliated, at value	35,638
Cash	202
Foreign currency	75
Receivable from:
Investment securities sold	277
Dividends and interest	1,384
Other assets	1
Total assets	300,444
Liabilities
Payable for:
Investment securities purchased	353
Advisory fees	291
Administrative fees	63
Chief compliance officer fees	1
Total liabilities	708
Net assets	$299,736
Net assets consist of:
Paid-in capital	$289,277
Total distributable earnings (loss)	10,459
Net assets	$299,736
Net assets - Class I	$299,736
Shares outstanding - Class I	28,225
Net asset value per share - Class I	$10.62
Investments - unaffiliated, at cost	$257,339
Investments - affiliated, at cost	35,638
Foreign currency cost	75

See accompanying Notes to Financial Statements.

Jackson Real Assets Fund

Statement of Operations (in thousands)

For the Period Ended March 31, 2025

Jackson Real Assets Fund(b)
Investment income
Dividends (a)	$6,819
Foreign taxes withheld	(34)
Total investment income	6,785

Expenses
Advisory fees	2,230
Administrative fees	485
Portfolio investment fees	219
Legal fees	1
Board of trustee fees	2
Chief compliance officer fees	1
Total expenses	2,938
Net investment income (loss)	3,847

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	3,372
Distributions from unaffiliated
investment companies	210
Brokerage commissions recaptured	15
Foreign currency	(41)
Forward foreign currency contracts	11
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	5,528
Net realized and unrealized gain (loss)	9,095
Change in net assets from operations	$12,942
(a) Affiliated income	$2,328

(b)	Period from commencement of operations April 29, 2024.

See accompanying Notes to Financial Statements.

Jackson Real Assets Fund

Statement of Changes in Net Assets (in thousands)

For the Period Ended March 31, 2025

Jackson Real Assets Fund(a)
Operations
Net investment income (loss)	$3,847
Net realized gain (loss)	3,567
Net change in unrealized appreciation
(depreciation)	5,528
Change in net assets from operations	12,942
Distributions to shareholders
From distributable earnings
Class I	(2,483)
Total distributions to shareholders	(2,483)
Share transactions[1]
Proceeds from the sale of shares
Class I	289,176
Reinvestment of distributions
Class I	1
Change in net assets from
share transactions	289,177
Change in net assets	299,636
Net assets beginning of year	100
Net assets end of year	$299,736

[1]Share transactions
Shares sold
Class I	28,215
Change in shares
Class I	28,215
Purchases and sales of long term
investments
Purchase of securities	$256,861
Proceeds from sales of securities	$30,290

(a)	Period from commencement of operations April 29, 2024.

See accompanying Notes to Financial Statements.

Jackson Real Assets Fund

Financial Highlights

For a Share Outstanding

Net Investment Income (Loss). Net investment income(loss) is calculated using the average shares method.

Total Return. Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year.

Income and Expense Ratios. Ratios are annualized for periods less than one year. The annualized expense ratios do not include expenses of any underlying investment companies.

			Increase (decrease) from investment operations			Distributions from					Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)		Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

Jackson Real Assets Fund

Class I
03/31/25	(a)	10.00	0.19	0.57	0.76	(0.14)	—	10.62	7.42	(b)	299,736	19	1.51	1.51	1.98

(a)	The Fund commenced operations on April 29, 2024.
(b)

Total return is calculated using the traded net asset value, which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have transacted at. The total return calculated using the reported net asset value as of March 31, 2025 is 7.62%.

See accompanying Notes to Financial Statements.

Jackson Real Assets Fund

Notes to Financial Statements

March 31, 2025

NOTE 1. ORGANIZATION

Jackson Real Assets Fund (“Fund”) is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company organized as a Massachusetts business trust on November 29, 2023. The Fund has elected to operate as an interval fund. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value ("NAV"), reduced by any applicable repurchase fee.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), serves as investment adviser and administrator to the Fund.

Cohen & Steers Capital Management, Inc. & First Sentier Investors (Australia) IM Ltd. (each a "Sub-Adviser", and collectively, the "Sub-Advisers") serve as Sub-Advisers for the Fund.

Pursuant to exemptive relief, the Fund is authorized to offer two share classes, Class A and Class I. As of March 31, 2025, only Class I shares are available for purchase. Class A shares and Class I shares differ primarily due to the Shareholder Servicing Fee attributable to Class A shares. Shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class. From time to time, the Fund may have significant subscription and redemption activity which, when executed at the NAV rounded to two decimals, can impact the NAV per share of either class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Fund's valuation policy and procedures (“Valuation Policies and Procedures”), the Fund’s Board of Trustees ("Board" or "Trustees") has designated to the Adviser the responsibility for carrying out certain functions relating to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Adviser has established a Valuation Committee (the “Valuation Committee”) that is charged with the responsibilities set forth in the Valuation Policies and Procedures. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures approved by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board.

The NAV of the Fund’s shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). The NAV of the Fund’s shares may also not be determined on days designated by the Board or on days designated by the SEC. However, consistent with legal requirements, calculation of the Fund’s NAV may be suspended on days determined by the Board during times of NYSE market closure, which may include times during which the SEC issues policies or protocols associated with such closure pursuant to Section 22(e) of the 1940 Act. In the event that the NYSE is closed unexpectedly or opens for trading but closes earlier than scheduled, the Fund’s Valuation Committee will evaluate if trading activity on other U.S. exchanges and markets for equity securities is considered reflective of normal market activity. To the extent an NYSE closure is determined to be accompanied by a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE closed for purposes of measuring and calculating the Fund's NAV. To the extent an NYSE closure is determined to not have resulted in a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE was scheduled to close for purposes of measuring and calculating the Fund's NAV.

Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. The Adviser has retained an independent statistical fair value pricing service to assist in the fair valuation process for equities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined. When fair valuing foreign equity securities, the Adviser adjusts the closing prices of foreign portfolio equity securities (except foreign equity securities traded in North America and South America) based upon pricing models provided by a third-party vendor in order to reflect the “fair value” of such securities for purposes of determining a Fund's NAV. Foreign equity securities traded in North America and South America may be fair valued utilizing international adjustment factors in response to local market holidays, exchange closures, or other events as deemed necessary in order to reflect the “fair value” of such securities for purposes of determining a Fund's NAV. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Debt obligations with remaining maturities of 60 days or less, and that did not receive a price from a third-party pricing service, or it is determined that such valuation from the pricing service does not approximate fair value, may be valued at their amortized cost, unless it is determined that such practice does not approximate fair value. Debt securities are generally valued by independent pricing services approved by the Board. Pricing services utilized to value debt instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; tranche seniority; maturity extensions; and other relevant data. Private Investment Funds ("Private Funds") are generally valued using the latest NAV reported by the third-party fund manager or General Partner ("GP") as a practical expedient to estimate the fair value of such interests. The NAV and other information provided by a GP is reviewed for reasonableness based on knowledge of current market conditions and the individual characteristics of each Private Fund. If market information indicates that the NAV is not as of the measurement date, not calculated in a manner consistent with FASB ASC Topic 946 (“Topic 946”), or otherwise not reflective of the current value, best efforts shall be used to

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adjust the relevant Private Fund’s NAV in a manner consistent with the measurement principals of Topic 946, which could include adjusting the Private Fund’s NAV based on a proxy or investment model which is correlated to the underlying investment return.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent fair value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board, which take into account factors such as the size of the holding, the nature and duration of the securities and the volume and depth of trading, among others. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Valuation Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including the Fund’s Sub-Advisers, to assist in determining the fair value of an investment. A market-based approach may be utilized whereby related or comparable assets or liabilities, recent transactions, market multiples, book values and other inputs may be considered in determining fair value. An income-based valuation approach may also be used in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Inputs considered to determine fair value may include fundamental analytical data relating to the security; the nature and duration of restrictions, if any, on the disposition of the security; trading volume on markets, exchanges, or among dealers; evaluation of the forces which influence the market in which the security is traded; the type of security; the financial statements of the issuer, or other financial information about the issuer; the cost of the security at its date of purchase; the size of the Fund’s holding; the discount from market value of unrestricted securities of the same class, if applicable, at the time of purchase or at a later date; reports prepared by analysts; information as to any transactions in, or offers for, the security; the existence of any merger proposal, tender offer or other extraordinary event relating to the security; the price and extent of public or dealer trading in similar securities or derivatives of the issuer or of comparable companies; trading in depositary receipts; foreign currency exchange activity; changes in the interest rate environment; trading prices of financial products that are tied to baskets of foreign securities; and any other matters considered relevant.

If an investment is valued at a fair value for purposes of calculating the Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders. The Fund intends to qualify as and be eligible to be treated each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute at least 90% of the sum of its investment company taxable income (as the term is defined in the Code) and any net tax-exempt interest income for such year. Dividends from net investment income are accrued daily and paid semi-annually. Distributions of net realized capital gains, if any, are distributed at least annually, to the extent they exceed available capital loss carryforwards. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate or at all. Each year, a statement on Internal Revenue Service Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders.

Other Service Providers. State Street Bank and Trust Company (“State Street” or "Custodian") acts as custodian and securities lending agent for the Fund. The Custodian has custody of all securities and cash of the Fund maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

The Fund has entered into a Transfer Agency Agreement with UMB Fund Services, Inc ("UMB"). UMB is the transfer agent and dividend disbursing agent of all shares.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date.

Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned is included in Dividends in the Statement of Operations. Interest income, including effective-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. The Fund may place a debt obligation on non-accrual status and reduce related interest income, and value, by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Distributions from Private Funds are recorded when communicated by the GP. Distributions from Private Funds that represent returns of capital in excess of cumulative profits and losses are credited to cost of investments rather than investment income. Portfolio investment fees that are paid outside of a Private Fund’s investment are expensed as incurred.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Fund are allocated to the classes based on the average daily net assets of each class. Expenses attributable to a specific class of shares are charged to that class.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Fund invests. When a capital gains tax is determined to apply, the Fund will record an estimated tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Each business day, the fair values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange

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rates. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in Net realized gain (loss) on Investments - unaffiliated and Net change in unrealized appreciation (depreciation) on Investments - unaffiliated, respectively, in the Statement of Operations.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. However, since the commencement of operations, the Fund has not had claims or losses pursuant to its contracts and expects the risk of loss to be remote. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements. In December 2023, FASB released Accounting Standards Update (“ASU”) 2023-09, titled "Improvements to Income Tax Disclosures" under Topic 740. This update aims to enhance the transparency and consistency of income tax disclosures by requiring disclosure of specific categories in the rate reconciliation and by providing disaggregated information on income taxes paid by jurisdiction, both domestically and internationally. The amendments under this ASU are required to be applied prospectively and are effective for fiscal years beginning after December 15, 2024. Management is evaluating the amendments and any impact they will have on the Fund's financial statements.

NOTE 3. FAIR VALUE MEASUREMENT

FASB ASC Topic 820 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments under this guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on national or foreign stock exchanges, futures and options contracts listed on derivatives exchanges or investments in mutual funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third-party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services, ADRs and GDRs for which quoted prices in active markets are not available or securities limited by foreign ownership.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; tranche seniority, catastrophe perils and loss estimates, maturity extensions; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities, currency exchange rates and forward foreign currency contracts where forward rates are not available; term loans that do not meet certain liquidity thresholds; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; private placements; or investments for which reliable quotes are otherwise not available.

Inputs used in the determination of the fair value level of Level 3 securities, which were deemed to be material, are disclosed within the notes below and are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments in securities and other financial instruments (in thousands) as of March 31, 2025 by valuation level.

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March 31, 2025

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	Other ($)[1]	. Total ($) .
Jackson Real Assets Fund
Assets - Securities
Private Investment Funds	—	—	—	155,521	155,521
Common Stocks	89,928	17,418	—	—	107,346
Short Term Investments	35,638	—	—	—	35,638
	125,566	17,418	—	155,521	298,505

1 Certain investments that are measured at fair value using the NAV per share practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments. Although there can be no assurance, in general, the fair value of the investment using the NAV per share practical expedient is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral. Jackson Real Assets Fund participates in an agency based securities lending program. State Street serves as the securities lending agent to the Fund. Under the terms of the securities lending agreement, the securities lending agent is authorized to loan securities on behalf of the Fund to approved borrowers and is required to maintain collateral. The Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: U.S. Government fixed income – 102%; U.S. equities – 102%; U.S. corporate fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral is maintained over the life of the loan as determined at the close of Fund business each day; any additional collateral required due to changes in security values is typically delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. The securities lending agent has agreed to indemnify the Fund in the event of default by a third-party borrower. The Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, which is shared with the borrower through negotiated rebates. The Fund bears the risk that the agent may default on its obligations to the Fund. Non-cash collateral which the Fund receives may include U.S. Government securities; U.S. Government agencies’ debt securities; and U.S. Government-sponsored agencies’ debt securities and mortgage-backed securities. For non-cash collateral, the Fund receives lending fees negotiated with the borrower. The securities lending agent has agreed to indemnify the Fund with respect to the market risk related to the non-cash collateral investments. The Fund also bears the market risk with respect to collateral received and securities loaned. State Street receives a portion of the earnings from the Fund's securities lending program.

Cash collateral received is invested in the JNL Government Money Market Fund – Class SL, a registered government money market fund under the 1940 Act and series of the JNL Investors Series Trust. JNAM serves as the Adviser and Administrator for the JNL Government Money Market Fund. The JNL Government Money Market Fund is offered to the Fund and its affiliates and is not available for direct purchase by members of the public. The JNL Government Money Market Fund pays JNAM an annual fee, accrued daily and payable monthly, for investment advisory and administrative services.

Cash collateral received from the borrower is recorded in the Statement of Assets and Liabilities as Payable for Return of securities loaned. Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by the Fund as Investments - affiliated, at value or Investments - unaffiliated, at value, as applicable, on the Statement of Assets and Liabilities. The value of securities on loan is disclosed as Securities on loan included in investments - unaffiliated, at value on the Statement of Assets and Liabilities. The Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan. The Fund may receive non-cash collateral in the form of securities received, which the Fund may not sell or re-pledge and accordingly are not reflected in the Statement of Assets and Liabilities. The value of securities on loan and collateral received (in thousands) at March 31, 2025 was $0.

Unregistered Securities. The Fund may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be classified as “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the Securities Act of 1933, as amended, the Fund has the right to include those securities in such registration generally without cost to the Fund. The Fund has no right to require registration of unregistered securities.

Real Estate Investment Trusts. The Fund may invest in Real Estate Investment Trusts (“REITs”). REITs are traded as a stock on major stock exchanges and invests in real estate directly, either through properties or mortgages. REITs typically concentrate on a specific geographic region or property type, receive special tax considerations and are a liquid method of investing in real estate.

Unfunded Commitments. The Fund may enter into certain agreements to purchase a Private Fund, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the sponsor’s discretion. In order to meet its obligation to fund capital calls of the Private Funds, the Fund may be required to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months or to liquidate portfolio securities at an inopportune time.

NOTE 5. PRINCIPAL RISKS

Unlisted Closed-End Structure and Liquidity Limited to Quarterly Repurchases of Shares Risk. The Fund has been organized as a non-diversified, closed-end management investment company. Closed-end funds differ from open-end management investment companies in that investors in a

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Notes to Financial Statements

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closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the shares. The Fund will offer only a limited degree of liquidity by conducting quarterly repurchase offers, which are generally expected to be for 5% of the Fund’s outstanding shares. There is no assurance that the Fund will repurchase shares in the amount desired. In addition, with very limited exceptions, shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies.

There will be a substantial period of time between the date as of which shareholders must submit a request to have their shares repurchased and the date they can expect to receive payment for their shares from the Fund. Shareholders whose shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such shares are valued for purposes of such repurchase.

Repurchase Offers Risk. The Fund currently expects to conduct quarterly repurchase offers for no less than 5% of its outstanding shares. Substantial requests for the Fund to repurchase shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable. In the event that a repurchase offer is oversubscribed, the Fund will repurchase tendered shares on a pro rata basis. Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer.

Credit and Counterparty Risk. In the normal course of business, the Fund trades financial instruments and enters into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled, or open transactions will default. Financial assets, which potentially expose the Fund to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets is incorporated within its carrying value as recorded in the Fund's Statement of Assets and Liabilities. For certain derivative contracts (including futures and certain swaps), the potential loss could exceed the value of the financial assets recorded in the financial statements for the Fund.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. A wide variety of factors can cause interest rates to rise such as central bank monetary policies, inflation rates and general economic conditions. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. Real estate-related securities may also be sensitive to interest rate changes.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation may reduce the intrinsic value of an investment in the Fund.

Liquidity and Valuation Risk. The securities in which the Fund invests will often be illiquid and may include other funds that will typically hold one or just a few investments. Valuations reported by other fund managers, which will form the basis for the Fund’s NAV, may be subject to later adjustment or revision. Valuations of Private Funds are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates. The Adviser has engaged the services of a third-party pricing service to assist its valuations of Fund investments in certain circumstances.

Market and Volatility Risk. In the normal course of business, the Fund trades financial instruments and enters into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. The Fund may invest in derivatives to hedge the Fund's portfolio as well as for investment purposes which may increase volatility.Volatility may cause the Fund’s NAV per share to experience significant appreciation or depreciation in value over short periods of time.

Foreign Securities Risk. Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, sanctions or the threat of new or modified sanctions, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

Emerging Market Securities Risk. Investing in securities of emerging market countries generally involves greater risk than investing in foreign securities in developed markets. Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less stable than those in more advanced countries. These risks include the potential for government intervention, adverse changes in earnings and business prospects, liquidity, credit and currency risks, and price volatility. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

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Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Investment in Other Investment Companies Risk. Investments in other investment companies, including exchange-traded funds, are subject to market risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

Concentration Risk. To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or a limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Fund’s investments. Cyber-attacks on the Fund, Sub-Advisers or its service providers could cause business failures or delays in daily processing and the Fund may need to delay transactions, consistent with regulatory requirements, as a result and could impact the performance of the Fund.

Private Funds Risk. The Private Funds will not be subject to the 1940 Act, nor will they be publicly traded. As a result, the Fund’s investments in the Private Funds will not be subject to the protections afforded to shareholders under the 1940 Act. By investing in the Private Funds indirectly through the Fund, a shareholder bears two layers of asset-based fees and expenses – at the Fund level and the Private Fund level – in addition to indirectly bearing any performance fees charged by the Private Fund. Given the limited liquidity of the Private Funds, the Fund may not be able to alter its portfolio allocation in sufficient time to respond to any such changes, resulting in substantial losses from risks of Private Funds.

Currency Risk. Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time or currencies may become illiquid for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of the U.S. Government or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad.

Real Estate Investment Risk. The Fund may concentrate its assets in the real estate industry and investments in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies in rental properties, declining rents resulting from economic, legal, tax, cultural, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and other market conditions.

REIT Investment Risk. The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates; shifts in zoning laws; environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the REIT manager; and other factors. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REITs could be adversely affected by failure to maintain their exemptions from registration under the 1940 Act or failure to qualify for the “dividends paid deduction” under the Code, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

Timberland-Related Companies Risk. An investment in the Fund is subject to certain risks associated with the ownership of timberland, timber and timber-related assets in general, including: the volatility of forest product prices; changes in foreign and U.S. trade and tariff policies; general market forces, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending; competition from the use of alternative building materials and other decreases in demand; forestry regulations restricting timber harvesting or other aspects of business; the illiquidity of timber-related asset investments; losses from fire and other causes; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Funds.

Agriculture/Farmland Related Companies Risk. An investment in the Fund is subject to certain risks associated with investments in and related to agriculture and farmland. These investments are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk

Jackson Real Assets Fund

Notes to Financial Statements

March 31, 2025

due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of the Fund or the Private Funds.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic resulted in significant market volatility, liquidity constraints, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments and the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund's service providers.

NOTE 6. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from the Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement. U.S. Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by the Fund that are used as collateral are identified as such within the Schedule of Investments.

Master Netting Agreements (“Master Agreements”). The Fund is subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Because different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. The Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund's Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties that the Sub-Advisers believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded or centrally cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If the Fund transacts in exchange traded or centrally cleared derivatives, the respective Sub-Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the exchange traded and centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Exchange traded and centrally cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. For certain exchanges or DCOs, variation margin may include more than one day’s fluctuation in the value of the contracts. Variation margin on the Statement of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. Variation margin received may not be netted between exchange traded and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”). ISDA Master Agreements govern OTC financial derivative transactions entered into by the Fund’s Sub-Advisers and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Jackson Real Assets Fund

Notes to Financial Statements

March 31, 2025

NOTE 7. DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future. The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Fund. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the currency changes unfavorably to the value of the offsetting currency. The Fund entered into foreign currency contracts as a means of risk management/hedging.

Jackson Real Assets Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
The effect of derivative instruments on the Statement of Operations for the period ended March 31, 2025
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	11	—	11

Cost of Forward Foreign Currency Contracts ($)
Average monthly volume	12

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory Fees. The Fund has entered into an Investment Advisory and Management Agreement (“Investment Management Agreement”) with JNAM. Subject to the oversight of the Fund’s Board of Trustees, JNAM provides investment management services. Pursuant to the Investment Management Agreement, JNAM will receive an annual fee, accrued daily and payable monthly, at an annual rate of 1.15% on net assets between $0 - $1 billion and 1.10% on net assets over $1 billion.

Administrative Fee. JNAM also serves as the Administrator to the Fund. JNAM provides or procures most of the necessary administrative functions and services for the operations of the Fund. The Fund pays JNAM an annual fee, accrued daily and paid monthly, at an annual rate of 0.25% on net assets between $0 - $3 billion and 0.22% on net assets over $3 billion. In accordance with the administration agreement, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and other services necessary for the operation of the Fund. The Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees (“Independent Trustees”) and independent legal counsel to the Independent Trustees, a portion of the costs associated with the Chief Compliance Officer, and other services necessary for the operation of the Fund, except those specifically allocated to the Administrator under the administration agreement.

Distribution Agreement. Jackson National Life Distributors LLC (the “Distributor”), an affiliate of the Adviser, serves as distributor of the Fund’s shares on a best-efforts basis pursuant to a distribution agreement (the “Distribution Agreement”) between the Fund and the Distributor.

Deferred Compensation Plan. The Fund adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in Payable for Board of Trustees fees in the Statement of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in Board of Trustees fees set forth in the Statement of Operations.

NOTE 9. REPURCHASE OFFERS

The Fund is a closed-end interval fund and, in order to provide some liquidity to Shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Shares at the applicable NAV per Share, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of the Fund’s outstanding Shares at the applicable NAV per Share, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for no less than 5% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if

Jackson Real Assets Fund

Notes to Financial Statements

March 31, 2025

necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. In the event that the Board determines not to repurchase more than the repurchase offer amount, or if Shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A Shareholder may be subject to market and other risks, and the NAV per Share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per Share for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders.

During the period ended March 31, 2025, the Fund engaged in the following repurchase offers:

Repurchase Request Deadline	Shares Repurchased ($ in thousands)	Percentage of Outstanding Shares Offered to be Repurchased	Percentage of Outstanding Shares Repurchased	Amount Repurchased ($ in thousands)
09/10/2024	—	5.00%	0.00%	—
12/10/2024	—	5.00%	0.00%	—
03/11/2025	—	5.00%	0.00%	—

NOTE 10. INCOME TAX MATTERS

The Fund intends to qualify as a RIC and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with the Code, applicable to RICs. Therefore, no federal income tax provision is required.

The following information is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: foreign currency reclassifications, reclassifications on the sale of passive foreign investment company ("PFIC") or REIT securities, accounting treatment of private investment funds and distribution adjustments. These reclassifications have no impact on net assets.

As of March 31, 2025, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) for federal income tax purposes were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
Jackson Real Assets Fund	292,025	10,495	(4,015)	6,480

As of March 31, 2025, the components of distributable taxable earnings (in thousands) for U.S. federal income tax purposes were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
Jackson Real Assets Fund	3,253	727	6,479	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for certain tax basis adjustments.

The tax character of distributions paid by the Fund (in thousands) during the Fund's fiscal year ended March 31, 2025 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)	Return of Capital($)
Jackson Real Assets Fund	2,483	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Fund files U.S. federal and various state and local tax returns. The Fund’s federal tax returns are generally subject to examination for a period of three fiscal years after the date they are filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management completed an evaluation of the Fund's tax positions taken for all open tax years and based on that evaluation, determined that no provision for federal income tax was required in the Fund's financial statements during the period ended March 31, 2025.

Jackson Real Assets Fund

Notes to Financial Statements

March 31, 2025

NOTE 11. SEGMENT REPORTING

In this reporting period, the Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The intent of ASU 2023-07 is to improve reportable segment disclosures. Adoption of this standard impacted financial statement disclosures only and had no impact on the Fund's financial position or its results of operations. Topic 280 defines an operating segment as a component of a public entity that engages in business activities from which it may recognize revenues and incur expense, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”), and for which discrete financial information is available.

The Fund's President and Chief Executive Officer is the Fund's CODM. The Fund operates as a single reportable segment, which reflects how the CODM monitors and manages the operating results of the Fund. The CODM manages the allocation of resources in accordance with the Fund's objective and the terms of its prospectus and evaluates total return of the Fund versus its comparative benchmarks. The Adviser or Sub-Advisers implement the investment objective and program by selecting securities and determining asset allocation ranges. The financial information used by the CODM to assess the segment’s performance and to allocate resources, including total return, expense ratios, changes in net assets from operations and portfolio composition is consistent with that presented within the Fund's financial statements and financial highlights. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as Total Assets and significant segment expenses are listed on the accompanying Statement of Operations.

NOTE 12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements are issued and has concluded there were no events that require adjustments to the financial statements or disclosure in the notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Jackson Real Assets Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Jackson Real Assets Fund (the Fund), including the schedule of investments, as of March 31, 2025, the related statements of operations and changes in net assets for the period from April 29, 2024 (commencement of operations) through March 31, 2025, and the related notes (collectively, the financial statements) and the financial highlights for the period from April 29, 2024 through March 31, 2025. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations, changes in its net assets and financial highlights for the period from April 29, 2024 through March 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2025, by correspondence with custodian, transfer agent and general partners/managers of the underlying investments or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more JNL investment companies since 2001.

Chicago, Illinois
May 22, 2025

Jackson Real Assets Fund

Additional Disclosures (Unaudited)

March 31, 2025

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, shareholder services and other operating expenses. Operating expenses such as these are deducted from the Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading titled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare the Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 10/01/24($)	Ending Account Value 03/31/25($)	Expenses Paid During Period($)†	Beginning Account Value 10/01/24($)	Ending Account Value 03/31/25($)	Expenses Paid During Period($)†
Jackson Real Assets Fund
Class I	1.58	1,000.00	996.90	7.87	1,000.00	1,017.05	7.95

†Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 182/365.

Other Federal Income Tax Information. The information reported below is for the period ended December 31, 2024. Qualified dividend information will be provided on each shareholder’s 2024 Form 1099-DIV.

For the period ended December 31, 2024, the Fund hereby designates the following percentages, or the maximum amount allowable under the Code, as qualified dividends:

Jackson Real Assets Fund 18.34%

For the period ended December 31, 2024, the Fund hereby designates the following percentages, or the maximum amount allowable under the Code, as distributions eligible for the dividends received deduction for corporations:

Jackson Real Assets Fund 9.20%

Quarterly Portfolio Holdings. The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available upon request by calling the Fund's toll-free at 1-877-545-0041.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Fund’s Adviser (and Sub-Advisers) used to vote proxies relating to portfolio securities and additional information on how the Fund voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2024, is available without charge (1) by calling 1-877-545-0041; (2) on Jackson National Life Insurance Company's or Jackson National Life Insurance Company of New York's website at www.jackson.com/interval-funds.html; and (3) by visiting the SEC’s website at www.sec.gov.

Trustees and Officers of Jackson Real Assets Fund (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee
Mark D. Nerud (58) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] 12/2023 to present President and Chief Executive Officer 11/2023 to present Chief Operating Decision Maker (12/2024 to present)	134

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President, Chief Executive Officer, and Chief Operating Decision Maker of other investment companies advised by JNAM (6/2023 to present, 12/2006 to present, 12/2006 to 12/2020, and 8/2014 to 12/2020); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to 12/2024)

Other Directorships Held by Trustee During Past 5 Years: Interested Trustee/Manager of other investment companies advised by JNAM (4/2015 to 12/2020 and 1/2007 to 12/2020)
Independent Trustees
Eric O. Anyah (57) 1 Corporate Way Lansing, MI 48951	Trustee [2] 2/2024 to present	134
Principal Occupation(s) During Past 5 Years: Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 12/2013 to 12/2020)
Michael J. Bouchard (69) 1 Corporate Way Lansing, MI 48951	Trustee [2] 2/2024 to present	134
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 4/2000 to 12/2020)
Ellen Carnahan (69) 1 Corporate Way Lansing, MI 48951	Trustee [2] 2/2024 to present	134
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director and Audit Committee Member (11/2016 to 8/2023) and Compensation Committee Chair (3/2018 to 8/2023), Paylocity Holding Corporation; Director, Audit Committee Member, and Governance Committee Member (5/2015 to present) and Audit Committee Chair (3/2019 to present), ENOVA International Inc.; Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 12/2013 to 12/2020)

John W. Gillespie (71) 1 Corporate Way Lansing, MI 48951	Trustee [2] 2/2024 to present	134
Principal Occupation(s) During Past 5 Years: Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 12/2013 to 12/2020)
William R. Rybak (74) 1 Corporate Way Lansing, MI 48951	Trustee [2] 2/2024 to present	134
Principal Occupation(s) During Past 5 Years: Private investor (5/2000 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (2/2010 to present) and Board Chair (2/2016 to present), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to 5/2024) and Chair Emeritus (5/2009 to 5/2024), Lewis University; Director (2002 to present) and Audit Committee Chair (7/2019 to present), each of the Calamos Mutual Funds and Closed-End Funds; Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 1/2007 to 12/2020)

Trustees and Officers of Jackson Real Assets Fund (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Mark S. Wehrle (68) 1 Corporate Way Lansing, MI 48951	Trustee [2] 2/2024 to present	134
Principal Occupation(s) During Past 5 Years: Retired Certified Public Accountant (1/2011 to present)

Other Directorships Held by Trustee During Past 5 Years:

Trustee, Delta Dental of Colorado (1/2012 to 12/2020); Trustee/Manager of other investment companies advised by JNAM and/or an affiliate of JNAM (1/2018 to 12/2020 and 7/2013 to 12/2020)

Edward C. Wood (69) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] 2/2024 to present Trustee [2] 2/2024 to present	134
Principal Occupation(s) During Past 5 Years: None
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 12/2013 to 12/2020)
Patricia A. Woodworth (70) 1 Corporate Way Lansing, MI 48951	Trustee [2] 2/2024 to present	134
Principal Occupation(s) During Past 5 Years: Chief Financial Officer, National Trust for Historic Preservation (3/2019 to 8/2020 and 11/2023 to 5/2024)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020, 1/2007 to 12/2020)
1 Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
[2] The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

[3]  The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (41) 1 Corporate Way Lansing, MI 48951	Vice President 11/2023 to present Assistant Secretary 11/2023 to present

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2022 to present); Deputy General Counsel of JNAM (8/2021 to present); Assistant Vice President of JNAM (2/2018 to 8/2022); Associate General Counsel of JNAM (3/2016 to 8/2021); Vice President of other investment companies advised by JNAM (6/2023 to present and 11/2022 to present); Assistant Secretary of other investment companies advised by JNAM (6/2023 to present, 3/2016 to present, 3/2016 to 12/2020, and 5/2012 to 12/2020); Assistant Secretary (1/2021 to 5/2022), Vice President (11/2017 to 12/2024), and Secretary (11/2017 to 2/2021 and 5/2022 to 12/2024) of an investment company advised by PPM America, Inc.

Garett J. Childs (45) 1 Corporate Way Lansing, MI 48951	Vice President 11/2023 to present

Principal Occupation(s) During Past 5 Years:

Chief Financial Officer of JNAM (8/2021 to present); Vice President, Finance and Risk of JNAM (2/2019 to present); Controller of JNAM (11/2007 to 8/2021); Vice President of other investment companies advised by JNAM (6/2023 to present, 2/2019 to present, and 2/2019 to 12/2020)

Kelly L. Crosser (52) 1 Corporate Way Lansing, MI 48951	Assistant Secretary 11/2023 to present

Principal Occupation(s) During Past 5 Years:

Director, Legal of JNAM (12/2021 to present); Manager, Legal Regulatory Filings and Print of JNAM (1/2018 to 12/2021); Assistant Secretary of other investment companies advised by JNAM (6/2023 to present, 9/2007 to present, 9/2007 to 12/2020, and 10/2011 to 12/2020)

Trustees and Officers of Jackson Real Assets Fund (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Richard J. Gorman (59) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer 11/2023 to present Anti-Money Laundering Officer 11/2023 to present

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Compliance Officer of JNAM (8/2018 to present); Chief Compliance Officer and Anti-Money Laundering Officer of other investment companies advised by JNAM (6/2023 to present, 8/2018 to present, and 8/2018 to 12/2020)

William P. Harding (50) 1 Corporate Way Lansing, MI 48951	Vice President 11/2023 to present

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of other investment companies advised by JNAM (6/2023 to present, 11/2012 to present, 11/2012 to 12/2020, and 5/2014 to 12/2020)

Daniel W. Koors (54) 1 Corporate Way Lansing, MI 48951	Vice President 11/2023 to present

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (6/2023 to present, 12/2006 to present, 12/2006 to 12/2020, and 1/2018 to 12/2020); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to 6/2020, 9/2016 to 12/2020, and 10/2011 to 12/2020); Principal Financial Officer (11/2017 to 1/2021), Treasurer (11/2017 to 1/2021), and Vice President (11/2017 to 12/2024) of an investment company advised by PPM America, Inc.

Kristen K. Leeman (49) 1 Corporate Way Lansing, MI 48951	Assistant Secretary 11/2023 to present

Principal Occupation(s) During Past 5 Years:

Senior Project Manager of JNAM (10/2023 to present); Senior Regulatory Analyst of JNAM (5/2021 to 10/2023); Regulatory Analyst of JNAM (1/2018 to 5/2021); Assistant Secretary of other investment companies advised by JNAM (6/2023 to present, 6/2012 to present, 6/2012 to 12/2020, and 1/2018 to 12/2020)

Adam C. Lueck (42) 1 Corporate Way Lansing, MI 48951	Assistant Secretary 11/2023 to present

Principal Occupation(s) During Past 5 Years:

Associate General Counsel of JNAM (12/2021 to present); Senior Attorney of JNAM (2/2018 to 12/2021); Assistant Secretary of other investment companies advised by JNAM (6/2023 to present, 3/2018 to present, 3/2018 to 12/2020, and 12/2015 to 12/2020)

Mia K. Nelson (42) 1 Corporate Way Lansing, MI 48951	Vice President 11/2023 to present

Principal Occupation(s) During Past 5 Years:

Vice President, Tax of JNAM (8/2022 to present); Assistant Vice President, Tax of JNAM (3/2017 to 8/2022); Vice President of other investment companies advised by JNAM (6/2023 to present and 11/2022 to present); Assistant Vice President of other investment companies advised by JNAM (8/2017 to 11/2022, 8/2017 to 12/2020, and 9/2017 to 12/2020)

Joseph B. O’Boyle (62) 1 Corporate Way Lansing, MI 48951	Vice President 11/2023 to present

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2015 to present); Vice President of other investment companies advised by JNAM (6/2023 to present, 1/2018 to present, and 1/2018 to 12/2020); Chief Compliance Officer and Anti-Money Laundering Officer of an investment company advised by PPM America, Inc. (2/2018 to 12/2024)

Trustees and Officers of Jackson Real Assets Fund (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Susan S. Rhee (53) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary 11/2023 to present

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (6/2023 to present, 2/2004 to present, 2/2004 to 12/2020, and 10/2011 to 12/2020); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to 7/2022)

Andrew Tedeschi (60) 1 Corporate Way Lansing, MI 48951	Treasurer & Chief Financial Officer 11/2023 to present

Principal Occupation(s) During Past 5 Years:

Vice President, JNAM (1/2019 to present); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (6/2023 to present and 6/2020 to present); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (1/2021 to 12/2024)

Filed Pursuant to Rule 424(b)(3)

Securities Act File No. 333-276061

Investment Company Act File No. 811-23920

Supplement Number 1

Dated December 13, 2024

To The Prospectus Dated June 29, 2024

Jackson Real Assets Fund

All changes are effective immediately.

Please delete all references to “JRAAX” and replace with “JRFAX.”

On the cover page accompanying the Prospectus, please delete the last bullet point and replace with the following;

Shares are speculative and involve a high degree of risk. See “Principal Risks.”

In the section, “Summary,” under the “Risk Factors” sub-heading, please add the following after the last bullet:

Inflation Risk – Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation may reduce the intrinsic value of an investment in the Fund.

In the section, “Principal Risks,” please add the following after the last paragraph:

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation may reduce the intrinsic value of an investment in the Fund.

This Supplement is dated December 13, 2024.

Jackson Real Assets Fund

225 W. Wacker Drive
Suite 1000
Chicago, IL 60606

JND110399 05/25

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form NCSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as exhibit 19(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named Mark Wehrle as an Audit Committee financial expert serving on its Audit Committee. Mark Wehrle is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal year ended March 31, 2025. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2025	$65,000	$0	$0	$0

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2025	$0	$0	$0

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors' independence. The Chairman of the Audit Committee is authorized to approveaudit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended March 31, 2025, was $0.

(h) For the fiscal year ended March 31, 2025, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cohen & Steers Capital Management, Inc.

Cohen & Steers Capital Management, Inc. and its affiliated investment advisers (collectively, “Cohen & Steers,” the “Company,” or “we”) may be granted the authority to vote proxies of securities held in its clients’ portfolios. Our objective is to vote proxies in the best interests of our clients. To further this objective, we have adopted this Global Proxy Voting Policy (the “Proxy Voting Policy”). Part I of the Proxy Voting Policy contains the Proxy Voting Procedures and Part II contains the Proxy Voting Guidelines.

A. Proxy Committee

The Company’s proxy voting committee (the “Proxy Committee”) is responsible for overseeing the proxy voting process and for establishing and maintaining the Proxy Voting Policy, which is reviewed and updated annually. The Proxy Committee is comprised of members of the Company’s investment team and legal and compliance department.

The Proxy Committee is responsible for, among other things:

• reviewing the Proxy Voting Procedures to ensure consistency with the Company’s internal policies and applicable rules and regulations;

• reviewing the Proxy Voting Guidelines and establishing additional voting guidelines as necessary;

• ensuring that proxies are voted in accordance with the Proxy Voting Guidelines; and

• ensuring there is an appropriate rationale for not voting proxies in accordance with the Proxy Voting Guidelines and that such votes are properly documented.

B. Proxy Administration Group

The proxy administration group is responsible for distributing proxy materials to investment personnel who are in turn responsible for voting proxies in accordance with the Proxy Voting Guidelines. Proxies that are not voted in accordance with the Proxy Voting Guidelines, votes against management, and proxies voted on environmental and social proposals are required to be documented and include a rationale. The proxy administration group is responsible for maintaining this documentation.

C. Proxy Advisory Firm

We have retained an independent proxy advisory firm to assist with the proxy voting process. The proxy advisory firm is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely manner. In addition, the proxy advisory firm is responsible for maintaining copies of all proxy materials received by issuers and promptly providing such materials to Cohen & Steers upon request.

From time to time, we may become aware of circumstances in which a company intends to file or has filed additional soliciting materials after we have received the proxy advisory firm’s voting recommendation but before the submission deadline. If a company files such additional information sufficiently in advance of the voting deadline to allow us to review the information and the information could reasonably be expected to affect our voting determination, we will seek to obtain such additional materials in connection with our exercise of voting authority.

The proxy administration group works with the proxy advisory firm and is responsible for ensuring that proxy votes are properly recorded and that necessary information about each proxy vote is maintained.

At least annually, the Company will conduct a review of its ongoing use of the proxy advisory firm. In addition, at least annually, the Company will conduct a review of the adequacy of its own voting policies and procedures to determine that they have been formulated reasonably and implemented effectively, including whether the applicable policies and procedures continue to be reasonably designed to ensure that the votes the Company casts on behalf of its clients are in their best interest.

D. Conflicts of Interest

The Investment Advisers Act of 1940 requires that proxy voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between an investment adviser’s interests and those of its clients. The following are non-exclusive examples of sources of perceived or potential conflicts of interest relating to Cohen & Steers (including its affiliates):

• Cohen & Steers has a pecuniary interest in the matter voted upon;

• Cohen & Steers has a material financial relationship with the issuer soliciting the vote;

• A member of the board of directors of Cohen & Steers or Cohen & Steers, Inc. is a senior executive of, or a member of the board of directors of, the issuer soliciting the vote;

• An employee of Cohen & Steers is a senior executive of, or a member of the board of directors of, the issuer soliciting the vote;

• An employee of Cohen & Steers is an immediate family member of either a senior executive of, or a member of the board of directors of, the issuer soliciting the vote and such family member could foreseeably receive material non-public information about the issuer;

• Cohen & Steers or a collective investment vehicle sponsored by Cohen & Steers has a direct or indirect material interest in a joint venture in which the issuer soliciting the vote is a joint venture partner;

• The issuer soliciting the vote is a significant shareholder of Cohen & Steers, Inc.; or

• The issuer soliciting the vote is Cohen & Steers, Inc.

When a potential material conflict of interest is identified, the Proxy Committee, in consultation with the Legal & Compliance Department, will evaluate the facts and circumstances and determine whether an actual conflict exists. If the Proxy Committee determines that a material conflict of interest does exist, it will make a recommendation on how the proxy should be voted.

Depending on the nature of the conflict, the Proxy Committee, in the course of addressing the material conflict, may elect to take one or more of the following actions (or other appropriate action):

• removing certain Cohen & Steers personnel from the proxy voting process;

• “walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote; or

• outsourcing the vote to an independent third party that will vote in accordance with the Proxy Voting Guidelines.

E. Foreign Securities

Proxies relating to foreign securities are subject to the Proxy Voting Policy. In certain foreign jurisdictions, however, the voting of proxies may result in additional restrictions that have an economic impact or cost to the security. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share-blocking”). In other instances, the costs of voting a proxy (i.e. being required to vote in person at the meeting) may outweigh any benefit to the client if the proxy is voted.

In determining whether to vote proxies subject to such restrictions, the investment personnel responsible for the security must engage in a cost-benefit analysis and where the expected costs exceed the expected benefits, Cohen & Steers will generally abstain from voting the proxy.

F. Shares of Registered Investment Companies

Certain funds advised by Cohen & Steers may be structured as funds of funds and invest their assets primarily in other investment companies (“Funds of Funds”). Funds of Funds hold shares in underlying funds and may be solicited to vote on matters pertaining to these underlying funds. With respect to such matters, in order to comply with Section 12(d)(1)(F) of the Investment Company Act of 1940, Funds of Funds will vote their shares in any underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (sometimes called “echo” or “proportionate” voting); provided, however, that in situations where proportionate voting is administratively impractical (i.e. proxy contests) Fund of Funds will cast a vote or, in certain cases, not cast a vote, so long as the action taken does not have an effect on the outcome of the matter being voted upon different than if the Funds of Funds had proportionately voted. The proportionate voting procedures described above do not apply to non-U.S. underlying funds held by Funds of Funds. Proxies for non-U.S. funds are actively voted in accordance with the procedures set forth herein.

G. Cohen & Steers Funds

The Board of Directors of the U.S. open-end and closed-end funds managed by Cohen & Steers (the “Cohen & Steers Funds”) has delegated to Cohen & Steers the responsibility for voting proxies on behalf of the Cohen & Steers Funds. As such, proxies for portfolio securities held by any Cohen & Steers Fund will be voted in accordance with the Proxy Voting Policy. The Chief Compliance Officer, or a designee, will make an annual presentation to the Board about these procedures and guidelines, including whether any revisions are recommended and will report to the Board at each regular, quarterly meeting with respect to any conflict of interest that arose in the proxy voting process.

H. Securities Lending

Some clients may have entered into securities lending arrangements with custo¬dians or other third-party agent lenders. Cohen & Steers will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may ask clients to recall securities that are on loan if we believe that the benefit of voting outweighs the costs to the client and lost revenue to the client or fund and the administrative burden of recalling the securities.

I. Recordkeeping

In accordance with applicable regulations, we maintain the following records:

• copies of all proxy voting policies and procedures;

• copies of all proxy materials that we receive for client securities;

• records of all votes cast by us on behalf of our clients;

• copies of all documents created by us that were material to making a decision about how to vote a proxy on behalf of a client or that documents the basis for that decision; and

• copies of all written client requests for information about how we voted proxies on behalf of such client and copies of all responses thereto.

J. Pre-Solicitation Contact

From time to time, portfolio companies (or proxy solicitors acting on their behalf) may contact investment personnel or others in advance of the publication of proxy solicitation materials to solicit support for certain contemplated proposals. Such contact could result in the recipient receiving material non-public information and result in the imposition of trading restrictions by the Company. The appropriateness of the contact is determined on a case-by-case basis. Under certain circumstances, it may be appropriate to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances.

First Sentier Investors

First Sentier Investors (FSI) is a global asset manager with experience across a range of asset classes and specialist investment sectors. We are stewards of assets managed on behalf of institutional investors, pension funds, wholesale distributors, investment platforms, financial advisers and their clients worldwide.

Proxy voting in public markets

A. We believe proxy voting is an important investor right and responsibility and should be exercised wherever possible. In addition, the ability to vote strengthens our position when engaging with investee companies and supports the stewardship of our clients’ investments.

B. FSI expects its investment teams to:

- Vote on resolutions at company meetings where they have the authority to do so.

- Review all company resolutions and make appropriate recommendations. This includes considering the merits of all resolutions put forward, regardless of the proponents of the resolution and where there are multiple parts to a resolution, considering both the individual merits of each part of the resolution, as well as the impact of the resolution as a whole.

- Make best endeavours to inform the company beforehand when an investment team intends to vote against the company’s recommendation on a substantial or contentious proposal, to explain the reasons for the decision with a view to achieving a satisfactory outcome. The team shall also continue to engage with the company on the topic afterwards.

- Document the reason for a vote against a proposal in the voting system.

- Make all votes in the best long-term interest of investors and clients. Where our clients wish to undertake voting directly for segregated accounts, work closely with them to encourage appropriate consideration of material ESG concerns. If a client wishes to override FSI voting decisions, we will implement these changes where we are in the position to do so.

- Keep a record of the most significant votes, which we define based on the following criteria:

o Shareholder proposed resolutions;

o Votes against management and abstentions;

o Where a client has brought a particular vote to FSI’s attention; and

o High profile votes subject to a degree of controversy and/or public scrutiny.

C. Our Global Responsible Investment and Stewardship Principles includes guidance on a number of voting issues and our current position.

D. These standards do not apply in relation to any stocks that are subject to a securities lending program.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Jackson National Asset Management

Portfolio Managers

William Harding, CFA, is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.’s Investment Management division and has over 20 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Sean Hynes, CFA, CAIA, is a Vice President, Investment Management for JNAM. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM in 2013, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mark Pliska, CFA, is a Vice President, Investment Management for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of the Fund. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

Kyle Ottwell, CFA, CAIA, is Director, Investment Management for JNAM. Mr. Ottwell is responsible for manager research, portfolio construction, and asset allocation of the Fund, joining the Investment Management team in October 2013. Mr. Ottwell originally joined JNAM in June of 2007 as a Fund Accountant, rising to the Supervisor position. Prior to JNAM he worked as a fund accountant for State Street. Mr. Ottwell holds a Bachelor of Science degree in Finance & Banking/Real Estate from the University of Missouri-Columbia. He is a CFA and CAIA charterholder.

Portfolio Manager Compensation Structure

JNAM manages the Fund according to the investment objective and strategy of the Fund.  In this context, the term “portfolio manager” refers to development and oversight of the asset allocation process, including the Private Funds selected by JNAM in which the Fund’s assets are invested, and the allocations to the Sub-Advisers.  The portfolio managers are paid their regular base salary, receive an incentive bonus opportunity, and receive a benefits package commensurate with all other JNAM employees.

Jackson’s policy is to reward professional staff according to competitive industry scales, personal effort and performance.  This is accomplished through three primary compensation elements:  Base salary and an annual bonus are the primary compensation arrangements.  Certain individuals may participate in Jackson’s long-term incentive program (“LTIP”).  Base salary is evaluated for each professional at least annually based on tenure, performance, and market factors.  The Jackson LTIP program is based on the overall performance of the operations of Jackson and other U.S. based affiliates. To help in retaining its investment professionals, the LTIP has a three-year cliff vesting schedule.  The mix of base, discretionary bonus, and LTIP varies by level, with more senior employees having a greater percentage of their pay at risk through annual bonus and LTIP.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of March 31, 2025:

Jackson Real Assets Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
William Harding, CFA	Other Registered Investment Companies	29	$43.6 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Sean Hynes, CFA, CAIA	Other Registered Investment Companies	29	$43.6 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Mark Pliska, CFA	Other Registered Investment Companies	29	$43.6 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Kyle Ottwell, CFA, CAIA	Other Registered Investment Companies	20	$32.94 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Conflicts of Interest

The managers, officers and employees of the Adviser may buy and sell securities or other investments for their own accounts. As a result of differing trading and investment strategies or constraints, investments may be made by managers, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund and the Adviser, as well as the Sub-Advisers, have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund.

The Fund substantially relies on the Adviser to manage the day-to-day activities of the Fund and the Adviser, as well as the Sub-Advisers, to implement the Fund’s investment strategy. The Adviser is involved with activities that are unrelated to the Fund. For example, the Adviser is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser and its officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other clients of the Adviser. The Adviser and its employees will devote only as much of their time to the Fund’s business as the Adviser and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Adviser and its employees may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other entities than to the Fund.

Security Ownership Portfolio Managers for the Jackson Real Assets Fund as of March 31, 2025

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
William Harding, CFA	X
Sean Hynes, CFA, CAIA	X
Mark Pliska, CFA	X
Kyle Ottwell, CFA, CAIA	X

Cohen & Steers Capital Management, Inc.

Jon Cheigh is President and Chief Investment Officer, C&S. Mr. Cheigh leads the investment department. Mr. Cheigh joined the company in 2005 as a REIT analyst and has served as a portfolio manager since 2008. He was appointed Chief Investment Officer in 2019 and served as Head of Global Real Estate from 2012 to 2023. Prior to joining the company, Mr. Cheigh was a vice president and senior REIT analyst at Security Capital Research & Management. Prior to that, he was a vice president of real estate acquisitions at InterPark and an acquisitions associate at Urban Growth Property Trust, two privately held real estate companies incubated by Security Capital Group. Mr. Cheigh holds a BA degree cum laude from Williams College and an MBA degree from the University of Chicago. He is based in New York.

Jason A. Yablon is Executive Vice President and Head of Listed Real Estate, C&S. Mr. Yablon is Head of Listed Real Estate and a senior portfolio manager for listed real estate securities portfolios and oversees the research process for listed real estate securities. He has 24 years of experience. Prior to joining Cohen & Steers in 2004, Mr. Yablon was a sell-side analyst at Morgan Stanley for four years, focusing most recently on apartment and health care REITs. Mr. Yablon has a BA from the University of Pennsylvania. He is based in New York.

Mathew Kirschner, CFA, is Senior Vice President, C&S. Mr. Kirschner is a portfolio manager for U.S. real estate portfolios. He has 23 years of experience. Prior to joining the firm in 2004, Mr. Kirschner was a product research and development analyst at AllianceBernstein for three years. Mr. Kirschner has a BA from Emory University and an MBA from New York University Stern School of Business, with a concentration in Finance and Accounting. He is based in New York.

Portfolio Manager Compensation Structure

Compensation of portfolio managers and other investment professionals is comprised of: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of CNS, the parent company of C&S. All employees, including the portfolio managers and other investment professionals, also receive certain retirement, insurance and other benefits. Compensation is reviewed on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are effective the January following the fiscal year-end of CNS.

Compensation for the portfolio managers is determined by evaluating four primary components, in order of emphasis: (1) investment performance, (2) leadership and collaboration, (3) team level revenue changes and (4) the firm’s financial results.

The investment performance evaluation is based on the team’s excess returns versus a representative benchmark and, where available, on the percentile rankings relative to an institutional peer group and percentile rankings relative to a retail peer group. The performance metrics are on a pre-tax and pre-expense basis and are reviewed for both the one- and three-year periods, with a greater weight given to the three-year period. The benchmark and peers which most represent the investment strategy are used in evaluating performance. For portfolio managers responsible for multiple funds and other accounts, performance is evaluated on an aggregate basis. Leadership and collaboration are evaluated through a qualitative assessment. The qualitative factors considered for evaluating leadership include, among others, process and innovation, team development, thought leadership, client service and cross team cooperation. A final factor is based on portfolio managers’ ownership level in the Funds they manage.

On an annual basis, the performance metrics and leadership factors are aggregated to produce a quantitative assessment of the portfolio manager and investment team. This assessment is considered alongside calendar year over year changes in a strategy’s advisory fees earned, the operating performance of C&S and CNS, and market factors to determine appropriate levels for salaries, bonuses and stock-based compensation. Base compensation for portfolio managers are fixed and vary in line with the portfolio manager’s seniority and position with the firm. Cash bonuses and stock based compensation may fluctuate significantly from year-to-year, based on this framework.

C&S has a negligible number of accounts with performance based fees, and although portfolio managers do not directly receive a portion of these fees, performance based fees may contribute to the overall profitability of C&S.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of March 31, 2025:

Jackson Real Assets Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Jon Cheigh	Other Registered Investment Companies	9	$19.16 billion	0	$0
	Other Pooled Vehicles	29	$4.12 million	0	$0
	Other Accounts	19	$4.45 billion	0	$0

Jason A. Yablon	Other Registered Investment Companies	19	$32.19 million	0	$0
	Other Pooled Vehicles	59	$17.19 million	0	$0
	Other Accounts	52	$10.01 billion	2	$289.51 million

Mathew Kirschner, CFA	Other Registered Investment Companies	10	$28.11 billion	0	$0
	Other Pooled Vehicles	29	$13.06 billion	0	$0
	Other Accounts	30	$5.01 billion	2	$289.51 million

Conflicts of Interest

Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund’s strategies, C&S has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged.

For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he or she advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to C&S. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, C&S strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related limitations (such as client-imposed restrictions or lack of available cash), for equity strategies it is the general policy of C&S to allocate investment ideas pro rata to all accounts with the same primary investment strategy, except where an allocation would not produce a meaningful position size. C&S generally attempts to allocate orders for the same fixed-income security on a pro rata basis among participating eligible accounts. Purchases and sales of fixed-income securities, including new issues and other limited investment opportunities may differ from a pro-rata allocation based on the investment objective, guideline restrictions, the benchmark and characteristics of the particular account. When determining which accounts will participate in a block trade, C&S also takes into consideration factors that may include duration, sector and/or issuer weights relative to benchmark, cash flows / liquidity needs, style, maturity and credit quality. In addition, if the allocation process results in a very small allocation, or if there are minimum security requirements that are not achieved at our targeted position size, these amounts can be reallocated to other clients. To reach desired outcomes with regards to portfolio characteristics, certain portfolios may hold different securities with substantially similar investment characteristics to achieve its investment objective, such that comparable risk positioning, in accordance with guidelines and mandates, is realized over time. In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the other accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the other accounts.

Certain of the portfolio managers may from time to time manage one or more accounts in which C&S holds a substantial interest (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of C&S, however, not to put the interests of the CNS Accounts ahead of the interests of client accounts. C&S may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not normally be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. However, in the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if C&S, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Certain accounts managed by C&S may compensate C&S using performance based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by C&S, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account’s fee structure is not considered when making allocation decisions.

Certain of the portfolio managers may from time to time manage portfolios used in a unified managed account programs or other model portfolio arrangements (collectively, “Model Portfolios”) offered by various sponsors and/or other non-C&S investment advisors. In connection with these Model Portfolios, portfolio managers provide investment recommendations in the form of model portfolios to a third party, who is responsible for executing trades for participating client accounts. C&S maintains procedures designed to deliver portfolios on a fair and equitable basis. Trades for C&S discretionary managed accounts, including the Fund, are worked contemporaneously with the delivery of updated model information. The Model Portfolios may achieve a security weighting ahead of or after the weighting achieved in the Fund.

Finally, the structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus compensation.

C&S has adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Security Ownership of Portfolio Managers for the Jackson Real Assets Fund as of March 31, 2025

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jon Cheigh	X
Jason A. Yablon	X
Mathew Kirschner, CFA	X

First Sentier

Peter Meany is Head of Global Listed Infrastructure at First Sentier. Mr. Meany is responsible for managing infrastructure securities on behalf of institutional and wholesale clients in Asia-Pacific, Europe, the Middle East and North America. Since establishing the strategy in 2007, he has built a high quality team of infrastructure specialists and delivered consistent outperformance through a wide range of market conditions. Mr. Meany has more than 20 years’ experience in the infrastructure industry. Prior to his time at First Sentier, he was responsible for research coverage of the Infrastructure & Utilities sectors at Credit Suisse (Australia). Mr. Meany also gained experience at Credit Suisse as an analyst in the telecoms and energy sectors. He started his career as an analyst at Macquarie Equities when the infrastructure sector was in its infancy. Mr. Meany holds a Bachelor Economics (Finance) from Macquarie University.

Andrew Greenup is Deputy Head of Global Listed Infrastructure and a Senior Portfolio Manager at First Sentier. Mr. Greenup co-founded the Global Listed Infrastructure Fund in 2007. He brings to this role 20 years’ investment experience, a strong stock picking track record and portfolio management experience. In 2005, Mr. Greenup joined First Sentier as a senior analyst in the Australian Equities - Core team. Prior to his time at First Sentier, Mr. Greenup worked at Allianz Global Investors as a senior analyst in Australian equities. Before funds management, Andrew worked at Credit Suisse First Boston as an equities analyst for eight years. During his time in financial markets, Andrew has researched a broad cross section of industries including Infrastructure, Utilities, Transportation, Developers & Contractors, Retailing, Food & Beverages, Gaming, Media, Insurance and Diversified Financials. Mr. Greenup holds a Bachelor Business (First Class Honours) from the Queensland University of Technology (QUT) and was awarded the QUT University medal. He has completed a Graduate Diploma in Applied Finance & Investment from the Financial Services Institute of Australasia and a Postgraduate Diploma in International Relations from Macquarie University. He is an Associate of the Australian Institute of Company Directors, a Fellow of the Financial Services Institute of Australia, and a member of the Australian Institute of International Affairs.

Edmund Leung is a Senior Portfolio Manager for the Global Listed Infrastructure team at First Sentier. He is responsible for joint portfolio management of the flagship Global Listed Infrastructure strategy, stock coverage of several sectors and leading the execution of the team's proven investment process. He brings over 15 years listed infrastructure experience to the role, having previously covered key sectors for the GLI team, and managed bespoke GLI client mandates for more than 10 years. He has played an integral role in the growth of the investment capability through deep relationships with companies, clients and industry professionals. Joining First Sentier in 2007, Mr. Leung initially worked with the Asia Pacific / Global Emerging Markets (predecessor to FSSA) and with the Global Fixed Interest and Credit teams. He started his financial services career as an Actuarial Analyst at Aviva Australia. Mr. Leung holds a Bachelor of Commerce (Hons) from the University of Melbourne and is a CFA charterholder.

Portfolio Manager Compensation Structure

The Global Listed Infrastructure team is structured to provide managers and analysts with a strong sense of portfolio ownership by way of team focused incentives. First Sentier believes this promotes commitment and intellectual engagement, aligning their interests and success with those of their clients.

The team’s base salary is positioned at market median to be competitive, and is regularly reviewed using specialized market data providers and industry contacts.

Short Term Incentives (STI) are paid as an annual cash bonus. First Sentier rewards its Investment Professionals for outcomes based on Investment performance, behaviours and risk management. Assessment varies by role and may include:

Fund performance vs benchmarks

Fund performance vs competitors

Performance of analyst sector coverage

Collaboration with other investment and support teams

Values/Behaviours and Risk Assessment including the assessment of Sustainability (Environmental, Social & Governance) Risks in the investment process

The majority of STI assessment is linked to fund performance.

There is also a Profit Share Scheme (Long Term Incentive) in place which is designed to retain and directly align employees’ interests with the long term success of the clients’ interests. A percentage of the profit that the Global Listed Infrastructure team produces is used to create a pool. That pool is allocated amongst the team, based upon individual performance. Individual allocations take the form of Co-Investment Rights that are co-invested into the team’s strategy. Allocations are deferred and vest in full after three years, whereby the individual receives a cash payment based on the value of the strategy. All members of the investment team are eligible to participate.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of March 31, 2025:

Jackson Real Assets Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Peter Meany	Other Registered Investment Companies	3	$893.8 million	0	$0
	Other Pooled Vehicles	11	$3.88 billion	0	$0
	Other Accounts	6	$650.4 million	0	$0

Andrew Greenup	Other Registered Investment Companies	4	$897.5 million	0	$0
	Other Pooled Vehicles	8	$3.58 billion	0	$0
	Other Accounts	6	$650.4 million	0	$0

Edmund Leung	Other Registered Investment Companies	3	$893.8 million	0	$0
	Other Pooled Vehicles	8	$3.58 billion	0	$0
	Other Accounts	4	$485.6 million	0	$0

Conflicts of Interest

All employees are required to understand conflicts of interest, how they may arise and what should be done when conflicts are identified.

In the discharge of its fiduciary duties to clients, First Sentier has in place policies and procedures to manage conflicts of interest. In summary conflicts are managed by:

Controlling/managing – conflicts of interest can be controlled in a variety of ways depending upon the nature of the conflict. First Sentier may implement one or more controls to manage the risk of the conflict of interest; and/or

Disclosure – disclosing sufficient detail in a timely, prominent and meaningful way before or at the time of the actual or potential conflict; or

Avoiding – if an actual or potential conflict cannot be satisfactorily managed by disclosure and/or control, or by using other means, then the situation giving rise to the conflict will be avoided.

Actual or apparent conflicts of interest may arise such as when a portfolio manager has primary day-to-day responsibilities with respect to multiple accounts. First Sentier seeks to aggregate and allocate trade orders in a manner that is consistent with its duty to: (1) seek best execution of client orders; (2) treat all clients fairly and equitably over time; and (3) not systematically advantage or disadvantage any single client or group of clients.

First Sentier follows policies and procedures pursuant to which it may combine or aggregate purchase or sale orders for the same security for multiple client accounts (also known as a bunched order) so that the orders can be executed at the same time. First Sentier aggregates orders when First Sentier considers doing so appropriate and in the interests of its clients. First Sentier’s client accounts may be included in the aggregated orders.

When orders are aggregated, the orders may be placed with one or more brokers for execution. When a bunched order is filled, First Sentier generally will allocate the securities purchased or proceeds of sale pro rata among the participating client accounts based on the pre-trade allocation. Adjustments or changes may be made under certain circumstances, such as to avoid small allocations or to satisfy cash flows and guidelines. If an order at a particular broker is filled at several different prices, through multiple trades, generally all participating client accounts will receive the average price.

Although allocating orders among First Sentier clients may create potential conflicts of interest because First Sentier may receive greater fees or overall compensation from some clients than received from other clients, allocation decisions will not be made based on such greater fees or compensation. When an investment opportunity is suitable for two or more clients, allocations will be made in a fair and equitable manner, and will take the following factors, among others, into consideration: the relative size of the client account, available cash for investment, investment objectives and restrictions, liquidity considerations, legal and regulatory restrictions, portfolio risk/return objectives, investment horizons, and client instruction.

In addition, all employees are subject to First Sentier’s Global Personal Dealing Policy which contains the following requirements:

Employees must obtain prior approval before transacting in many security types. This includes listed single-stock securities and private placements.

Additional restrictions apply for Investment Team Members with funds management responsibilities.

Black-lists of securities are maintained. In all instances approval to transact in a particular ‘reportable security’ will be denied if it is black-listed.

First Sentier’s Global Personal Dealing Policy prohibits Global Listed Infrastructure investment professionals from investing in their universe. While the Global Listed Infrastructure team are prohibited from investing in their universe, they are permitted to invest in the pooled unit trust.

Security Ownership of Portfolio Managers for the Jackson Real Assets Fund as of March 31, 2025

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Peter Meany	X
Andrew Greenup	X
Edmund Leung	X

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (04/01/24 – 04/30/24) (1)	14,192,500	$10.00	–	–
Month #2 (05/01/24 – 05/31/24)	–	–	–	–
Month #3 (06/01/24 – 06/30/24) (2)	1,466,535	$10.16	–	–
Month #4 (07/01/24 – 07/31/24) (3)	886,700	$10.15	–	–
Month #5 (08/01/24 – 08/31/24)	–	–	–	–
Month #6 (09/01/24 – 09/30/24) (4)	665,417	$10.67	–	–
Month #7 (10/01/24 – 10/31/24) (5)	4,765,917	$10.68	–	–
Month #8 (11/01/24 – 11/30/24)	–	–	–	–
Month #9 (12/01/24 – 12/31/24) (6)	1,829,327	$10.40	–	–
Month #10 (01/01/25 – 01/31/25) (7)	3,519,048	$10.50	–	–
Month #11 (02/01/25 – 02/28/25) (8)	889,451	$10.54	–	–
Month #12 (03/01/25 – 03/31/25)	–	–	–	–
Total	28,214,895		–	–

(1) On April 29, 2024, other Funds managed by the Advisor purchased 14,192,500 shares of the registrant.

(2) On June 26, 2024, other Funds managed by the Advisor purchased 1,466,535 shares of the registrant.

(3) On July 10, 2024, other Funds managed by the Advisor purchased 886,700 shares of the registrant.

(4) On September 30, 2024, other Funds managed by the Advisor purchased 665,417 shares of the registrant.

(5) On October 21, 2024, other Funds managed by the Advisor purchased 4,765,917 shares of the registrant.

(6) On December 27, 2024, other Funds managed by the Advisor purchased 1,829,327 shares of the registrant.

(7) On January 22, 2025, other Funds managed by the Advisor purchased 3,519,048 shares of the registrant.

(8) On February 19, 2025, other Funds managed by the Advisor purchased 889,451 shares of the registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 16. Controls and Procedures.

(a) The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant's management, including the registrant's principal executive officer and the registrant's principal financial officer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on such evaluation, the registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective.

(b) There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not Applicable

(b) Not Applicable

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a) (1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) Not applicable.

(3) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(4) Not applicable.

(5) Not applicable.

(b) The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jackson Real Assets Fund

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	May 28, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	May 28, 2025

By:	/s/ Andrew Tedeschi
Andrew Tedeschi
Principal Financial Officer

Date:	May 28, 2025

EXHIBIT LIST

Exhibit 19(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.
Exhibit 19(a)(3)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 19(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.